UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11037	06-124-9050
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT		06810
(Address of principal executive offices)		(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

39 OLD RIDGEBURY ROAD

DANBURY, CT 06810

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On December 20, 2016, Praxair, Inc. (“Praxair”) and Linde AG (“Linde”) jointly issued a press release announcing that Praxair and Linde intend to combine in a merger of equals under a new holding company through an all-stock transaction and have signed a non-binding term sheet. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Information included on Praxair’s website is not incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date: December 20, 2016	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 20, 2016